UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2005
                                                  -----------------


                            ICONIX BRAND GROUP, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                      0-10593                   11-2481093
(State or Other                (Commission               (IRS Employer
Jurisdiction of               File Number)            Identification No.)
Incorporation)

             1450 Broadway, New York, NY                             10018
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       (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code   (212) 730-0030
                                                     --------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a  Material Definitive Agreement

            On December 29, 2005, Iconix Brand Group, Inc. (the "Company"), entered into an amendment ("Amendment") to the April 17, 2004 employment agreement between the Company and David Conn, its Executive Vice President. The Amendment provides for an extension until May 18, 2008, of the term of Mr. Conn's employment as the Company's Executive Vice President, subject to earlier termination as provided in the Amendment. The Amendment also provides for Mr. Conn to receive a base annual salary of: (i) $250,000 for the period commencing on the date of the Amendment until May 17, 2006; (ii) $275,000 for the period commencing May 18, 2006 through May 17, 2007 and (iii) $300,000 for the period commencing May 18, 2007 through May 17, 2008. The Amendment also provides for Mr. Conn to receive a minimum $25,000 bonus. He was also granted pursuant to the Amendment immediately exercisable 10-year options to purchase 100,000 shares of the Company's common stock at $10.19 per share, which options were granted under one of the Company's Stock Option plans. In addition, the Amendment provides that if the Company terminates Mr. Conn's employment agreement other than for cause within 12 months after a Change of Control of the Company (as defined in the Amendment) it is obligated to pay Mr. Conn a lump-sum severance equal to $100 less than three times his "annualized includable compensation for the base period" (as defined in Section 280G of the Internal Revenue Code of 1986 ), subject to certain limitations for any "excess parachute payment". The Amendment also contains certain non compete and non solicitation provisions.


            The description of the terms of the Amendment is qualified by reference to the provisions of the Amendment attached to this report as Exhibit 10.1, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. 10.1 Amendment to Employment Agreement between the Company and David Conn.


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

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ICONIX BRAND GROUP, INC.
                                  (Registrant)


                                  By: /s/ Neil Cole
                                      -------------------------------------
                                      Neil Cole
                                      President and Chief Executive Officer


Date: January  5, 2006



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